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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 18, 2004
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                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)



DELAWARE                           001-04129                    75-0675400
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


901 WEST WALNUT HILL LANE, IRVING, TEXAS                           75038-1003
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(Address of principle executive offices)                           (Zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:          (972) 580-4000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 18, 2004, Zale Corporation issued a press release reporting its financial results for its fiscal quarter ended April 30, 2004. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

         The attached press release includes a presentation of earnings and earnings per share, excluding an unusual item, for the first nine months of fiscal year 2003. Such measures are not measures of financial performance under GAAP and should not be considered as alternatives to net earnings and earnings per share as computed under GAAP for the applicable period. The Company considers net earnings and earnings per share to be the most comparable GAAP measures and has presented reconciling information in the third paragraph of the press release.

         The non-GAAP measures described above exclude a non-cash goodwill impairment charge that the Company incurred in the second quarter of fiscal year 2003. Management uses earnings measures adjusted to exclude the charge as part of its evaluation of the performance of the Company. Further, the Company believes these measures provide useful information to investors because the charge that is excluded relates to an event that resulted in a significant impact during the second quarter of fiscal year 2003 and will recur with unpredictable frequency. Non-cash goodwill impairment charges may occur in the future, as the Company reviews its goodwill each year under SFAS 142; however, such charges will vary in size and frequency.

         The information set forth under this Item 12 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                  EXHIBIT INDEX
                                  --------------
99.1           Press Release of Zale Corporation issued May 18, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




ZALE  CORPORATION
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Registrant


Date: May 18, 2004                        By: /s/ Cynthia T. Gordon
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                                                  Cynthia T. Gordon
                                                  Senior Vice President,
                                                  Controller
                                                  (principle accounting officer
                                                  of the registrant)




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